UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 8, 2012
GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637	20-2733559
(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas	76051
(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 8, 2012, GameStop Corp. (the “Company”) issued a press release announcing that its Board of Directors has approved the initiation of a cash dividend to its shareholders. The quarterly dividend of $0.15 per share will be paid on March 12, 2012, to shareholders of record on the close of business on February 21, 2012.

A copy of the press release issued by the Company on February 8, 2012 announcing the dividend is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

   (d)           Exhibits

                    99.1     Press Release, dated February 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date:	February 8, 2012	By:	/s/ Robert A. Lloyd
Robert A. Lloyd
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated February 8, 2012.